InvestorConf_Dec06
Certain Slides Presented at
Safeway Investor Conference
and Reconciliation Slides
December 12, 2006
Exhibit 99.2
*************************************************************
*************************************************************
*************************************************************
*************************************************************
*************************************************************
*************************************************************
************************************************************

InvestorConf_Dec06
Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow
$513.1 $639.0 $814.6 $1,156.1 $567.5 $400- $600 $400- $600 Free cash flow
523.1 - - - - - -
Cash used for
acquisitions
(2,242.3) (1,395.7) (795.0) (1,070.3) (1,313.5)
(1,650.0)-
(1,750.0)
(1,600.0)-
(1,700.0)
Net cash flow used by
investing activities
$2,232.3 $2,034.7 $1,609.6 $2,226.4 $1,881.0
$2,150.0-
2,250.0
$2,100.0-
2,200.0
Net cash flow from
operating activities
2001 2002 2003 2004 2005
2006 **
Guidance
2007 *
Forecast
*Excludes cash flow related to Blackhawk Network’s gift card payables and receivables
($Million)
**Excludes $58.5 of interest earned on the favorable income tax settlement, net of tax

InvestorConf_Dec06
Reconciliation of Net Income to Adjusted
EBITDA (Interest Coverage)
($Million)
36 Weeks
Ended
Sept. 9, 2006 2005 2004 2003 2002 2001
Net income (loss) $ 562.6 $ 561.1 $ 560.2 $ (169.8) $ (828.1) $ 1,253.9
Add (subtract):
Income taxes 242.2 287.9 233.7 310.9 660.4 841.1
Interest expense 274.6 402.6 411.2 442.4 430.8 446.9
Depreciation and amortization 673.6 932.7 894.6 863.6 888.3 937.7
Lifo expense (income) 6.9 (0.2) (15.2) (1.3) (17.6) 2.2
Stock option expense 34.7 59.7 - - - -
Property impairment charges 26.4 78.9 39.4 344.9 213.1 -
Miscellaneous equity investment impairment
charge - - - 10.6 - 123.8
Goodwill impairment charges - - - 729.1 1,288.0 -
Cumulative effect of accounting change - - - - 700.0 -
Equity in (earnings) losses of unconsolidated
affiliates, net (14.0) (15.8) (12.6) 7.1 0.2 (20.2)
Total Adjusted EBITDA $ 1,807.0 $ 2,306.9 $ 2,111.3 $ 2,537.5 $ 3,335.1 $ 3,585.4
Adjusted EBITDA as a multiple of
interest expense 6.6 5.7 5.1 5.7 7.7 8.0

InvestorConf_Dec06
Reconciliation of Net Cash Flow from
Operating Activities to Adjusted EBITDA
($ Million)
36 Weeks
Ended
Sept. 9, 2006 2005 2004 2003 2002 2001
Net cash flow from operating activities $ 1,453.6 $ 1,881.0 $ 2,226.4 $ 1,609.6 $ 2,034.7 $ 2,232.3
Add (subtract):
Income taxes 242.2 287.9 233.7 310.9 660.4 841.1
Interest expense 274.6 402.6 411.2 442.4 430.8 446.9
Deferred income taxes - 215.9 29.2 77.9 (64.9) (68.8)
Net pension expense (55.1) (115.6) (112.9) (130.9) (30.3) 36.6
Accrued claims and other liabilities (49.4) (44.1) (118.1) (52.7) (11.0) (18.6)
(loss) gain on property retirements and lease
exit activities 14.0 (13.6) (20.6) 13.4 (19.3) 34.6
Changes in working capital items (82.9) (310.9) (538.2) 263.0 310.5 86.8
Other 10.0 3.7 0.6 3.9 24.2 (5.5)
Adjusted EBITDA $ 1,807.0 $ 2,306.9 $ 2,111.3 $ 2,537.5 $ 3,335.1 $ 3,585.4

InvestorConf_Dec06
Reconciliation of Adjusted Diluted
Earnings Per Share
36 Weeks Ended
Sept. 9, 2006 Sept. 10, 2005 2005 2004
Reported earnings per diluted share $ 1.25               $ 0.86         $ 1.25        $ 1.25
Texas store impairment -                 0.08         0.08        -
Texas store exit activities -                 -           0.07        -
Employee buyout -                 0.03         0.08        -
Dominick's store exit activities -                 -           -          0.06
Health and welfare contribution -                 -           -          0.04
Accrual for rent holiday -                 -           -          0.01
Pro-forma stock option expense -                 -           -          (0.10)
Income tax associated with resolution of
   certain tax issues (0.13)              (0.06)        (0.08)       (0.11)
Adjusted earnings per diluted share $ 1.12               $ 0.91         $ 1.40        $ 1.15
2006 *
Analysts' consensus estimate earnings
   per diluted share $ 1.72
Income tax associated with the resoulution
   of certain tax issues through third quarter (0.01)
Adjusted consensus estimate of earnings
   per diluted share $ 1.71
*Excludes $318 million of income tax refund and tax benefits in Q4 06, if any

InvestorConf_Dec06
Reconciliation of Gross Margin BP
Change to Gross Margin BP Change
Excluding Fuel and Unusual Items
Basis point increase (decrease) over prior year:
36 Weeks
2007 Guidance 2006 Guidance Ended
High Low High Low Sept. 9, 2006 2005 2004 2003
Basis point change in gross margin (5) (13) (17) (26) (16) (65) (44) (147)
Fuel 30 28 27 26 33 39 40 38
Impact of inventory adjustment - - - - - - - 20
Impact of Vons strike - - - - - - 41 5
Basis point change in gross margin,
excluding fuel and unusual items 25 15 10 - 17 (26) 37 (84)

InvestorConf_Dec06
Reconciliation of Operating & Administrative Expense BP
Change to Operating & Administrative Expense BP Change
Excluding Fuel and Unusual Items
Basis point increase (decrease) over prior year:
36 Weeks
2007 Guidance 2006 Guidance Ended
High Low High Low Sept. 9, 2006 2005 2004 2003
Basis point change in operating and
administrative expense (34) (25) (97) (88) (80) (53) (7) 128
Unusual items:
Texas store closures - - 29 29 21 (29) - -
Impairment charges (incl. Dominick's) - - 13 77 (30)
Vons strike - - - - - - (22) (29)
Labor buyout and health and
welfare contributions - - 7 7 8 (7) - (9)
Stock option expense - - - (16) - -
Fuel 19 20 21 22 22 33 39 38
Basis point change in operating and
administrative expense, excluding
fuel and unusual items (15) (5) (40) (30) (29) (59) 87 98
- -
- - -

InvestorConf_Dec06
High Level Review - 2006 Q3 YTD
ID sales momentum has continued to build
O&A margin X-fuel has improved 29 basis points
Gross margin X-fuel has improved by 17 basis points
Adjusted EPS has grown by 23%*
We received a $318 million tax refund with more refunds expected to follow
* See website for adjustments

InvestorConf_Dec06
$1.72
$1.25
2005 2006AE
2006 Adjusted Earnings Growth
$1.40
$1.71
2005 2006AE
Excludes $318 Million Refund
Reported EPS
Adjusted EPS
22%
1
2005 adjusted for unusual items and tax benefits.
2
2006AE adjusted for Q1-Q3 tax benefits.  Does not include Q406 tax benefits, if any.  See website for reconciliation.
1
2

InvestorConf_Dec06
Non-Fuel ID Sales 3.0% 3.1 -
3.3%¹
10 - 30 BPs
Gross Margin (10) - 0 BPs 0 -
10 BPs²
10 BPs
(Ex Fuel)
O&A (Ex Fuel) 25 - 35 BPs 30 -
40 BPs²
5 BPs
Free Cash Flow $400 - $600 $400 - $600 NC
Adjusted EPS      $1.55 - $1.65 $1.65 -
$1.75³
10¢
2006 Investor Guidance
2006
Original
2Q Revised
Guidance
Difference
1
Provided on Q3 conference call
2
See website for reconciliation
3
Excludes $318 million tax refund

InvestorConf_Dec06
2007 Guidance
ID Sales X-Fuel 3.3%
Gross Margin Improvement X-Fuel 15 - 25 bps*
O&A Improvement X-Fuel 5- 15 bps*
Cash Capital Expenditures $1.7 billion
Free Cash Flow $400 - $600 million*
Earnings Per Share     $1.90- $2.00
Guidance
* See website for reconciliation

12 InvestorConf_Dec06 Long Term Outlook ID Sales X-Fuel 3.0 - 4.0% Operating profit margin X-Fuel 5.5 - 6.0% Depreciation 2.5% Annual EPS Growth 12.0 - 15.0%

InvestorConf_Dec06
$1.71
$1.40
$1.15
'04 '05 '06AE '07G
Safeway Growth Rate - EPS
Adjusted for Unusual Items*
- 22% 22% 11 - 17%
Growth
Rate
$1.90 - $2.00
* 2004 & 2005 adjusted for unusual items and tax benefits.  2006AE adjusted for Q1–Q3 tax benefits, does not include Q406 tax benefits, if any.  See  website for reconciliation.

14 InvestorConf_Dec06 Rollout of Lifestyle Stores 94 77 60 43 26 8 1 '03 '04 '05 '06E '07F '08F '09F % of Stores Completed 20 145 460 760 1,060 1,360 1,660

InvestorConf_Dec06
65%
35%
78%
22%
Current ID Results for Lifestyle Stores

1st Yr 2nd Yr 3rd Yr
Store Count
ID Contribution*
Lifestyle
Non-Lifestyle
Lifestyle Sales Change by Year
Adj. for competitive openings
Yr 1 Sales vs. Proforma Base; Yr 2 & Yr3 vs Prior year
Yr 2 & Yr 3 excl. grand opening promo period
Data incl thru wk 44 ‘06
* IDs are based on first 36 weeks of 2006

InvestorConf_Dec06
Lifestyle Store Investments Deliver
Consistently Strong Returns
Returns are strong regardless of size, location or income level
–
Smaller square footage stores provide an equal or better return than large stores
–
Rural stores deliver a slightly better return than urban stores
–
Stores located in lower income areas deliver returns just under
30%
Remaining store base expected to generate strong sales
increases and investment returns

17 InvestorConf_Dec06 3.4 3.6 4.1 4.0 3.8 3.7 2.9 2.9 2.9 2.9 3.4 '04 '05 '06E '07F '08F '09F '10F '11F '12F '13F '04 - '13 % of Sales * Excludes any major new initiatives Cash Capital Spending

InvestorConf_Dec06
As a Company, Blackhawk Network . . .
Has very low capital requirements
Is not people intensive
Is expected to contribute $100 million in pre-tax income in 2007
Has an annual growth rate in excess of 100%
See SEC filings for risk factors